Exhibit 99.3

• • • • • • • • • • • • • • • • • • • • • •

• • • •

W. P. Carey Pre-Merger Post-CPA:18 Merger

• • • • • • • • • • •

• •

• •

✓ ✓ ✓ ✓ ✓ ✓ ✓

Exhibit 99.3



W. P. CAREY

# W. P. Carey Inc. Investor Presentation

2Q22

Investing for the Long Run®

# Table of Contents

*Unless otherwise noted, all data in this presentation is as of June 30, 2022.*
*Amounts may not sum to totals due to rounding.*

**Investing for the Long Run®**



Electric
Vehicle



W. P. CAREY

# Overview

# Company Highlights

W. P. CAREY

## W. P. Carey (NYSE: WPC) is a REIT that specializes in investing in single-tenant net lease commercial real estate, primarily in the U.S. and Northern and Western Europe

### Size
One of the largest owners of net lease assets and among the top 20 REITs in the MSCI US REIT Index

### Diversification
Highly diversified portfolio by geography, tenant, property type and tenant industry

### Track Record
Successful track record of investing and operating through multiple economic cycles since 1973 led by an experienced management team

### Proactive Asset Management
U.S. and Europe-based asset management teams

### Balance Sheet
Investment grade balance sheet with access to multiple forms of capital

### Real Estate Earnings
Stable cash flows derived from long-term leases that contain strong contractual rent bumps



Orgill | Warehouse | Inwood, WV



Turkey Hill | Industrial | Conestoga, PA

# Investment Strategy

W. P. CAREY

- Generate attractive risk-adjusted returns by investing in net lease commercial real estate, primarily in the U.S. and Northern and Western Europe
- Protect downside by combining credit and real estate underwriting with sophisticated structuring and direct origination
- Acquire "mission-critical" assets essential to a tenant's operations
- Create upside through rent escalations, credit improvements and real estate appreciation
- Capitalize on existing tenant relationships through accretive expansions, renovations and follow-on deals
- Hallmarks of our approach:
  - Diversification by tenant, industry, property type and geography
  - Disciplined
  - Opportunistic
  - Proactive asset management
  - Conservative capital structure

## Transactions Evaluated on Four Key Factors

| | |
|---|---|
| **Creditworthiness of Tenant** | • Industry drivers and trends<br>• Competitor analysis<br>• Company history<br>• Financial wherewithal |
| **Criticality of Asset** | • Key distribution facility or profitable manufacturing plant<br>• Critical R&D or data-center<br>• Top performing retail stores<br>• Corporate headquarters |
| **Fundamental Value of the Underlying Real Estate** | • Local market analysis<br>• Property condition<br>• 3rd party valuation / replacement cost<br>• Downside analysis / cost to re-lease |
| **Transaction Structure and Pricing** | • Lease terms – rent growth and maturity<br>• Financial covenants<br>• Security deposits / letters of credit |

# Proactive Asset Management

W. P. CAREY

## Domestic and international asset management capabilities to address lease expirations, changing tenant credit profiles and asset repositioning or dispositions

- Asset management offices in New York and Amsterdam
- W. P. Carey has proven experience repositioning assets through re-leasing, restructuring and strategic disposition
- Generates value creation opportunities within our existing portfolio
- Five-point internal rating scale used to assess and monitor tenant credit and the quality, location and criticality of each asset

### Asset Management Expertise

| Transaction | Operational |
|---|---|
| • Leasing | • Lease compliance |
| • Dispositions | • Insurance |
| • Lease modifications | • Property inspections |
| • Credit and real estate risk analysis | • Non-triple net lease administration |
| • Building expansions and redevelopment | • Real estate tax |
| • Tenant distress and restructuring | • Projections and portfolio valuation |

### Asset Management Risk Analysis

Risk Management Scale

| | | | | | |
|---|---|---|---|---|---|
| Tenant Credit | Bankruptcy | Watch List | Stable | Implied IG | Investment Grade |
| Asset Quality | Obsolete | Residual Risk | Stable | Class B | Class A |
| Asset Location | No Tenant Demand | Limited Tenant Demand / Challenging Location | Alternative Tenant Demand | Good Location / Active Market | Prime Location / High Tenant Demand |
| Asset Criticality | Not Critical | Non-Renewal | Possible Renewal | Critical-Renewal Likely | Highly Critical |



# Real Estate Portfolio

# Large Diversified Portfolio [1]

W. P. CAREY









| | W. P. Carey Pre-Merger | Post-CPA:18 Merger [2] |
|---|---|---|
| Number of Properties | 1,357 | 1,390 |
| Number of Tenants | 356 | 386 |
| Square Footage | 161 million | 170 million |
| ABR | $1.27 billion | $1.34 billion |
| US / Europe / Other (% of ABR) | 65% / 33% / 2% | 64% / 33% / 3% |
| Contractual Rent Escalation: CPI-linked / Fixed / Other [3] | 58% / 37% / 5% | 57% / 39% / 4% |
| WALT | 11.0 years | 10.8 years |
| Occupancy | 99.1% | 99.1% |
| Investment Grade Tenants (% of ABR) | 31.2% | 31.4% |
| Top 10 Tenant Concentration (% of ABR) | 19.5% | 18.4% |
| Operating Self-Storage Properties | 19 | 84 |

1. Net lease portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2022.
2. Adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold.
3. Other includes leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases, as well as leases with no escalations.

# Property Diversification (1)

## W. P. Carey Pre-Merger (% of ABR)



51%
Industrial / Warehouse
27%
24%
19%
17%
5%
9%

| | |
|---|---|
| Industrial | 27% |
| Warehouse | 24% |
| Office | 19% |
| Retail (3) | 17% |
| Self-storage (Net Lease) | 5% |
| Other (4) | 9% |

## Post-CPA:18 Merger (% of ABR) (2)



50%
Industrial / Warehouse
26%
24%
20%
16%
5%
9%

| | |
|---|---|
| Industrial | 26% |
| Warehouse | 24% |
| Office | 20% |
| Retail (3) | 16% |
| Self-storage (Net Lease) | 5% |
| Other (4) | 9% |

The CPA:18 portfolio adds 65 high-quality self-storage operating assets with potential upside

1. Net lease portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2022.
2. Adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold.
3. Includes automotive dealerships.
4. Includes education facilities, hotel (net lease), laboratory, theater, fitness facility, student housing (net lease), funeral home, restaurants and land.

# Industry Diversification [1]

W. P. CAREY

## W. P. Carey Pre-Merger (% of ABR)


21%
9%
7%
6%
5%
5%
5%
4%
4%
4%
4%
3%
3%
3%
2%
15%

| | |
|---|---|
| Retail Stores [3] | 21% |
| Consumer Services | 9% |
| Beverage and Food | 7% |
| Automotive | 6% |
| Grocery | 5% |
| Cargo Transportation | 5% |
| Healthcare and Pharmaceuticals | 5% |
| Construction and Building | 4% |
| Business Services | 4% |
| Capital Equipment | 4% |
| Durable Consumer Goods | 4% |
| Hotel and Leisure | 3% |
| Containers, Packaging and Glass | 3% |
| Sovereign and Public Finance | 3% |
| High Tech Industries | 2% |
| Other [4] | 15% |

## Post-CPA:18 Merger (% of ABR) [2]


20%
8%
6%
6%
6%
5%
5%
4%
4%
4%
3%
4%
3%
3%
2%
17%

| | |
|---|---|
| Retail Stores [3] | 20% |
| Consumer Services | 8% |
| Beverage and Food | 6% |
| Automotive | 6% |
| Grocery | 6% |
| Cargo Transportation | 5% |
| Healthcare and Pharmaceuticals | 5% |
| Construction and Building | 4% |
| Business Services | 4% |
| Capital Equipment | 4% |
| Durable Consumer Goods | 3% |
| Hotel and Leisure | 4% |
| Containers, Packaging and Glass | 3% |
| Sovereign and Public Finance | 3% |
| High Tech Industries | 2% |
| Other [4] | 17% |

1. Net lease portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2022.
2. Adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold.
3. Includes automotive dealerships.
4. Includes tenants in the following industries: chemicals, plastics and rubber; insurance; non-durable consumer goods; banking; aerospace and defense; telecommunications; metals; media: broadcasting and subscription; media: advertising, printing, and publishing; wholesale; oil and gas; environmental industries; consumer transportation; forest products and paper; real estate and electricity.

# Top Ten Tenants – Post-CPA:18 Merger (1)

W. P. CAREY

## W. P. Carey's top ten tenant rankings are not expected to change post-merger; tenant concentration is expected to decrease and remain among the lowest in the net lease sector

| Tenant | Description | Number of Properties | ABR ($ millions) | WALT (years) | % of Total |
|---|---|---|---|---|---|
| U-HAUL | Net lease self-storage properties in the U.S. | 78 | $39 | 1.8 | 2.9% |
| State of Andalucia | Government office properties in Spain | 70 | 29 | 12.5 | 2.1% |
| HELLWEG | Do-it-yourself retail properties in Germany | 35 | 27 | 14.7 | 2.0% |
| METRO | Business-to-business wholesale stores in Italy & Germany | 20 | 26 | 6.3 | 2.0% |
| Extra Space Storage | Net lease self-storage properties in the U.S. | 27 | 23 | 21.8 | 1.7% |
| OBI | Do-it-yourself retail properties in Poland | 26 | 22 | 8.1 | 1.6% |
| Marriott | Net lease hotel properties in the U.S. | 18 | 21 | 1.6 | 1.6% |
| Nord Anglia Education | K-12 private schools in the U.S. | 3 | 21 | 21.2 | 1.6% |
| Pendragon PLC | Automotive dealerships in the United Kingdom | 63 | 20 | 12.9 | 1.5% |
| Advance Auto Parts | Distribution facilities in the U.S. | 29 | 20 | 10.6 | 1.5% |
| **Top 10** | | **369** | **$247** | **10.5 yrs** | **18.4%** |

1. Net lease portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2022 on a post-CPA:18 merger basis. Adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold.

# Geographic Diversification (1)

W. P. Carey has been investing internationally for 24 years, primarily in Northern and Western Europe

### W. P. Carey Pre-Merger



Other (3), 2%, $29MM
Europe, 33%, $420MM
United States, 65%, $821MM
US
Europe
Other

### Post-CPA:18 Merger (2)



Other (4), 3%, $34MM
Europe, 33%, $448MM
United States, 64%, $862MM
US
Europe
Other

1. Net lease portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2022.
2. Adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold.
3. Includes Canada (1.2%), Mexico (0.9%) and Japan (0.2%).
4. Includes Canada (1.2%), Mexico (0.8%) Mauritius (0.4%), and Japan (0.2%).

# Internal Growth from Contractual Rent Increases (1)

W. P. CAREY

## Over 99% of ABR comes from leases with contractual rent increases

### W. P. Carey Pre-Merger



None, 0.8%
Other (3), 4%
58% CPI-linked
Fixed, 37%
Uncapped CPI, 37%
CPI-based, 21%

### Post-CPA:18 Merger (2)



None, 0.7%
Other (3), 3%
57% CPI-linked
Fixed, 39%
Uncapped CPI, 37%
CPI-based, 20%

1. Net lease portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2022.
2. Adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold.
3. Represents leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases.

# Same-Store ABR Growth (1)

## Contractual same store growth pre-CPA:18 merger of 3.0% (2)

W. P. CAREY



3.0%
2.8%
2.6%
2.4%
2.2%
2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2.2%
2.0%
1.8%
1.9%
1.6%
1.5%
1.6%
1.5%
1.6%
1.8%
2.7%
3.0%
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

1. Reflects same-store ABR growth for W. P. Carey standalone (pre-CPA:18 merger).
2. Contractual same store portfolio includes leases that were continuously in place during the period from June 30, 2021 to June 30, 2022. Excludes leases for properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of June 30, 2022.

# Lease Expirations and Average Lease Term (1)

W. P. CAREY

## Weighted-average lease term of 10.8 years upon completion of the CPA:18 Merger

### Lease Expirations (% ABR) (2)



W. P. Carey Pre-Merger
Post-CPA:18 Merger
50%
40%
30%
20%
10%
0%
1.9% 1.8%
3.7% 4.5%
7.4% 7.4%
4.6% 4.4%
4.4% 4.8%
6.3% 6.1%
4.9% 5.1%
4.4% 4.8%
5.1% 5.2%
5.1% 5.2%
3.2% 3.2%
49.0% 47.5%
2022
2023 (3)
2024 (4)
2025
2026
2027
2028
2029
2030
2031
2032
Thereafter

1. Net lease portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of June 30, 2022. The post-CPA:18 Merger metrics have been adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold.
2. Assumes tenants do not exercise any renewal or purchase options.
3. Includes ABR of $16.1 million from a tenant (Marriott Corporation) with a lease expiration in January 2023.
4. Includes ABR of $38.8 million from a tenant (U-Haul Moving Partners, Inc. and Mercury Partners, LP) that holds an option to repurchase the 78 properties it is leasing in April 2024. There can be no assurance that such repurchase will be completed.

# Historical Occupancy [1]

W. P. CAREY

## Stable occupancy maintained during the global financial crisis and throughout the COVID-19 pandemic


Occupancy (% Square Feet) (2)
100%
80%
60%
40%
20%
0%
97.1%
96.6%
97.3%
98.4%
98.8%
99.0%
99.2%
99.3%
99.8%
98.3%
98.9%
98.5%
98.5%
99.1%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2Q22

1. Historical data through 2021 includes W. P. Carey and the following CPA REITs: Corporate Property Associates 12 Incorporated, Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated, Corporate Property Associates 16 – Global Incorporated, Corporate Property Associates 17 – Global Incorporated (CPA:17), and Corporate Property Associates 18 – Global Incorporated (CPA:18). Portfolio information excludes operating properties.
2. Represents occupancy for each completed year at December 31. Otherwise, occupancy shown is for the most recent quarter on a post-CPA:18 merger basis, adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold..

# Recent Acquisitions – Case Studies

W. P. CAREY

Recent investment activity has been focused primarily on mission critical industrial and warehouse properties and essential retail

## Recent Acquisitions

coop

CENTROMOTION™
Advancing Actuation and Control Solutions

GREENYARD


365

**Coop**
June 2022

**Purchase Price:** $43 million
**Transaction Type**: Sale-leaseback
**Facility Type:** Retail
**Location:** Various, Denmark
**Size:** 163,000 square feet
**Lease Term:** 15-year lease
**Rent Escalation:** Danish CPI



**CentroMotion**
June 2022

**Purchase Price:** $29 million
**Transaction Type**: Sale-leaseback
**Facility Type:** Industrial
**Location:** Medina, Ohio
**Size:** 368,465 square feet
**Lease Term:** 20-year lease
**Rent Escalation:** Fixed



**Greenyard**
June 2022

**Purchase Price:** $97 million
**Transaction Type**: Sale-leaseback
**Facility Type:** Warehouse
**Location:** Bree, Belgium
**Size:** 1,876,456 square feet
**Lease Term:** 20-year lease
**Rent Escalation:** Belgian CPI

# Capital Investments – Case Studies

W. P. CAREY

Capital investments have become a more meaningful part of our investment activity and allow us to pursue follow-on opportunities with existing tenants

## Recent Capital Investments

Henkel



**Henkel**
Completed April 2022

**Investment:** $69 million renovation
**Facility Type:** Warehouse
**Location:** Bowling Green, KY
**Size:** N/A
**Lease Term:** 15-year lease
**Rent Escalation:** Fixed

Turkey Hill



**Turkey Hill**
Completed June 2022

**Investment:** $10 million renovation*
**Facility Type:** Industrial
**Location:** Conestoga, PA & Searcy, AR
**Size:** N/A
**Lease Term:** 25-year lease
**Rent Escalation:** Fixed

** Follow-on to initial $70 million sale-leaseback in 2019 and $14 million follow-on sale-leaseback in 2021*

Upfield
Since 1871



**Upfield Group**
Completed July 2022

**Investment:** $26 million build-to-suit
**Facility Type:** Laboratory
**Location:** Wageningen, The Netherlands
**Size:** 63,762 square feet
**Lease Term:** 20-year lease
**Rent Escalation:** Dutch CPI



W. P. CAREY

# Balance Sheet

# Balance Sheet and Credit Profile

W. P. CAREY

| Standalone Capitalization | 6/30/22 | |
|---|---|---|
| | $MM | % |
| **Total Equity** [1] | $15,983 | *70%* |
| Pro Rata Net Debt | | |
| Sr. Unsec. Notes USD | 2,900 | *24%* |
| Sr. Unsec. Notes EUR | 2,623 | |
| Mortgage Debt, pro rata USD | 215 | *2%* |
| Mortgage Debt, pro rata (EUR $267 / Oth. $18) | 285 | |
| Unsec. Revolver USD | 151 | *4%* |
| Unsec. Revolver (EUR $249 / Oth. $17) | 266 | |
| Unsec. Term Loans (EUR $223 / GBP $327) | 550 | |
| **Total Pro Rata Debt** | $6,990 | |
| **Less: Cash and Cash Equivalents** | (104) | |
| **Total Pro Rata Net Debt** | $6,886 | |
| **Enterprise Value** | $22,869 | |
| **Total Capitalization** | $22,973 | *100%* |

| Standalone Leverage Metrics | |
|---|---|
| Pro Rata Net Debt / Adjusted EBITDA [3],[5] | 5.6x |
| Pro Rata Net Debt / Enterprise Value [1],[3] | 30.1% |
| Total Consolidated Debt / Gross Assets [4] | 39.8% |
| Weighted Average Interest Rate (pro rata) | 2.6% |
| Weighted Average Debt Maturity (pro rata) | 4.9 years |

## Credit Profile Highlights

- **Size:** Large, well-capitalized balance sheet with ~$23.0 Bn TEV [1]
- **Liquidity:** Ample liquidity of ~$2.1 Bn at quarter-end [2]
  - $586 million of forward equity available to be settled
- **Credit Rating:** IG rated BBB (positive) and Baa2 (positive)
- **Leverage:** Maintain conservative leverage targets
  - Target low 40% debt to gross assets and mid-to-high 5s net debt to EBITDA
- **Capital Markets :** Strong access to capital to fund growth
  - Sold $527 million of equity year-to-date through June 30th
  - Raised $3.9 Bn of equity and debt capital since onset of COVID

## Post-CPA:18 Merger

- **Overall:** No meaningful balance sheet impact, due to relative size of CPA:18 and its substantially similar leverage profile
- **Funding:** No need to access capital markets with executed and projected dispositions of the CPA:18 portfolio largely funding the cash component of the merger consideration
- **Credit Rating:** No change; BBB (positive) and Baa2 (positive)
- **Size:** Adds ~$2.0 Bn of TEV and incrementally enhances stock liquidity
- **Leverage:** No change to leverage targets
  - Debt to gross assets expected to be below ~40% and net debt to EBITDA to remain in the mid-to-high 5s
- **Capital Markets:** No change to unsecured financing strategy
  - Secured debt to gross assets is expected to be approximately 6%

1. Based on a closing stock price of $82.86 on June 30, 2022 and 192,891,792 common shares outstanding as of June 30, 2022, and without giving effect to the CPA:18 merger.
2. Based on $104 MM of cash and equivalents, ~$1.4 Bn available under the credit facility, 3,925,000 remaining shares on equity forward agreements and 3,674,187 remaining shares on ATM forward agreements. All as of June 30, 2022.
3. Pro rata net debt to enterprise value and pro rata net debt to Adjusted EBITDA are based on pro rata debt less consolidated cash and cash equivalents.
4. Gross assets represent consolidated total assets before accumulated depreciation on real estate. Gross assets are net of accumulated amortization on in-place lease and above-market rent intangible assets.
5. Adjusted EBITDA represents 2Q22 annualized Adjusted EBITDA, as reported in the Form 8-K filed with the SEC on July 29, 2022.

# Debt Maturity Schedule – Post CPA:18 Merger

W. P. CAREY

## Principal at Maturity [1]



WPC Mortgage Debt (2)
Unsecured Bonds (EUR)
CPA:18 Mortgage Debt (1), (2)
Unsecured Term Loans
Unsecured Bonds (USD)
Unsecured Credit Facility (3)
$MM
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
82
40
186
226
519
500
131
100
417
550
450
282
44
519
350
66
31
519
21
519
325
545
500
350
425
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

| | 2022 | 2023 | 2024 | 2025 | 2026 | 2027 | 2028 | 2029 | 2030 | 2031 | 2032 | 2033 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **% of Total** [4] | 1.6% | 5.4% | 16.2% | 22.6% | 12.5% | 7.0% | 6.7% | 4.2% | 7.1% | 6.5% | 4.5% | 5.5% |
| **Interest Rate** [4] | 4.3% | 3.6% | 3.5% | 2.7% | 3.3% | 2.2% | 1.4% | 3.9% | 1.0% | 2.4% | 2.5% | 2.3% |

1. Reflects amount due at maturity, excluding unamortized discount and unamortized deferred financing costs. Adjusted for CPA:18's planned dispositions executed during the second quarter, one net lease asset in CPA:18's portfolio that was sold post quarter-end and two assets expected to be sold.
2. Reflects pro rata balloon payments due at maturity. W. P. Carey has one fully amortizing mortgage due in 2031 ($3MM) and CPA:18 has one due in 2039 ($3MM).
3. Includes amounts drawn under the credit facility as of June 30, 2022, not including any adjustments for the CPA:18 merger.
4. Reflects the weighted average percentage of debt outstanding and the weighted average interest rate for each year based on the total outstanding balance.

# Unsecured Bond Covenants – W. P. Carey Pre-Merger [1]

W. P. CAREY

## Investment grade balance sheet with Baa2 (positive outlook) from Moody's and BBB (positive outlook) from S&P

### Senior Unsecured Notes [2]

| | Metric | Covenant | June 30, 2022 |
|---|---|---|---|
| **Total Leverage** | Total Debt / Total Assets | ≤ 60% | 38.2% |
| **Secured Debt Leverage** | Secured Debt / Total Assets | ≤ 40% | 1.8% |
| **Fixed Charge Coverage** | Consolidated EBITDA / Annual Debt Service Charge | ≥ 1.5x | 6.8x |
| **Maintenance of Unencumbered Asset Value** | Unencumbered Assets / Total Unsecured Debt | ≥ 150% | 246.0% |

1. This is a summary of the key financial covenants for our Senior Unsecured Notes, along with estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants governing the Senior Unsecured Notes.
2. As of June 30, 2022, our Senior Unsecured Notes consisted of the following note issuances: (i) $500 million 4.60% senior unsecured notes due 2024, (ii) €500 million 2.25% senior unsecured notes due 2024, (iii) $450 million 4.00% senior unsecured notes due 2025, (iv) $350 million 4.25% senior unsecured notes due 2026, (v) €500 million 2.25% senior unsecured notes due 2026, (vi) €500 million 2.125% senior unsecured notes due 2027, (vii) €500 million 1.35% senior unsecured notes due 2028, (viii) $325 million 3.85% senior unsecured notes due 2029, (ix) €525 million 0.95% senior unsecured notes due 2030, (x) $500 million 2.40% senior unsecured notes due 2031, (xi) $350 million 2.45% senior unsecured notes due 2032, and (xii) $425 million 2.25% senior unsecured notes due 2033.

# History of Consistent Dividend Growth (1)

W. P. CAREY

## W. P. Carey has increased its dividend every year since going public in 1998

- Current annualized dividend of $4.24 with a yield of 5.1% (2)
- Conservative and stable payout ratio since conversion to a REIT in September 2012



Dividends per Share (3)
$1.65
$1.67
$1.69
$1.70
$1.72
$1.73
$1.76
$1.79
$1.82
$1.88
$1.96
$2.00
$2.03
$2.19
$2.44
$3.39
$3.69
$3.83
$3.93
$4.01
$4.09
$4.14
$4.17
$4.21
$4.24
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00

Note: Past performance does not guarantee future results.
1. Reflects dividend growth for W. P. Carey standalone (pre-CPA:18 merger).
2. Based on a stock price of $82.86 as of June 30, 2022, and a cash dividend of $1.059 per share declared during 2Q22.
3. Full year dividends declared per share, excluding special dividends. 2022 represents 2Q22 annualized.



# ESG

# ESG Strategy

W. P. CAREY

- Since our founding in 1973, we have maintained the commitment that acting responsibly towards our stakeholders and our communities is fundamental to being a good corporate citizen
- Our cross-functional ESG Committee serves to support our ongoing commitment to environmental and sustainability initiatives, corporate social responsibility and corporate governance

## Environmental

- Evaluate and target new sustainability-linked investment opportunities, with the goal of growing ABR and portfolio prominence from Green Buildings[1]
- Proactively manage our portfolio's major climate change risks by collecting tenant data and working to integrate with benchmarking organizations, such as GRESB and CDP[2]
- Match our current and future Eligible Green Projects[3] with green-linked financing, including the completion of our inaugural $350MM Green Bond offering in October 2021
  - Green Bond has now been fully allocated and we have published a comprehensive allocation report on our website
- Recent sustainability-linked investments include:
  - $20MM expansion / solar roof installation for a BREEAM "Excellent" certified distribution facility
  - $28MM expansion for a LEED Gold certified supermarket warehouse distribution center
  - $195MM acquisition of a targeted BREEAM "Very Good" logistics facility

## Social

- Corporate philosophy of *Doing Good while Doing Well*® and Carey Forward and Carey the Torch programs promote employee volunteer efforts and support community initiatives
- Signatory of CEO Act!on Pledge for Diversity & Inclusion; Head of DEI and DEI Advisory Committee lead our efforts to facilitate conversations around race, gender & other important topics
- Prioritize our employees and maintain a safe and inclusive work environment, where we can attract and retain a high-caliber workforce
- Recognized as a constituent again in Bloomberg Equality Index for 2022
- Our workforce:

| 180+ | 39% | 39 |
|---|---|---|
| Global Employees | Racial / Ethnic Diversity[4] | Average Employee Age |

- Women represent:

| 48% | 42% | 33% | 30% |
|---|---|---|---|
| of Global Workforce | of Managers | of Executive Team | of our director nominees |

## Governance

- Commitment to managing risk, providing transparent disclosure and being accountable to our stakeholders
- Maintained the highest QualityScore rating of "1" from ISS in Governance
- Female representation on our Board represent **30%** of director nominees
- Key Governance Highlights
  - 9 out of 10 independent directors, including a separate independent chairman
  - No related-party transactions
  - Independence of Directors reviewed annually
  - Limitation on over-boarding
  - Proxy access with "3/3/20/20" market standard
  - Opted out of Maryland staggered board provisions, annual director elections
  - No poison pill

1. For a building to be considered "green certified" under our investment criteria, it must at a minimum be certified by LEED, BREEAM or a similarly recognized organization or certification process.
2. GRESB – "Global Real Estate Sustainability Benchmark" and CDP – "Carbon Disclosure Project".
3. Eligible Green Projects are defined in WPC's Green Financing Framework, available on our website.
4. Data is collected by our Human Resources Department and is only for our U.S.-based employees.

# Investment Case Study

In 2021, we acquired a "BREEAM® Very Good" certified, Class-A logistics facility leased to Jaguar Land Rover Ltd., the U.K.'s largest premium automotive manufacturer

JAGUAR

LAND-ROVER

## Jaguar Land Rover
### Solihull, United Kingdom

- ✓ 1.1-million-square-foot, newly constructed facility adjacent to JLR's largest U.K. manufacturing plant
- ✓ LED motion-sensitive lighting
- ✓ Targeted Energy Performance Certificate (EPC) Rating: "A"
- ✓ 90 bicycle spaces; 1,150 space multi-story car park
- ✓ Includes wellness facilities
- ✓ Lease Term: 30 years with inflation-based rent escalations
- ✓ Total Investment: $195 million

BREEAM® Very Good ★★★

BREEAM — CODE FOR A SUSTAINABLE BUILT ENVIRONMENT







# Cautionary Statement Concerning Forward-Looking Statements

W. P. CAREY

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 (as amended, the "Securities Act") and the Securities Exchange Act of 1934 (as amended, the "Exchange Act"), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "will be," "will continue," "will likely result," "believe," "project," "expect," "anticipate," "intend," "estimate" "opportunities," "possibility," "strategy," "maintain" or the negative version of these words and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding: the anticipated benefits of the merger with Corporate Property Associates 18 – Global Incorporated ("CPA:18"), and any other comments made by representatives of W. P. Carey Inc. ("W. P. Carey"); the expected impact of the merger on our earnings and on our credit profile; the strategic rationale and transaction benefits; and other statements that are not historical facts.

These statements are based on the current expectations of our management, and it is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of factors that could have material adverse effects on our future results, performance or achievements and cause our actual results to differ materially from the forward-looking statements. These factors include, but are not limited to, the expected impact attributable to the consummation of the merger, the ability to achieve anticipated benefits and savings, risks related to the potential disruption of management's attention due to the consolidation following the merger, operating results and businesses generally, the outcome of any legal proceedings related to the merger and the general risks associated with the respective businesses of W. P. Carey and CPA:18 including the general volatility of the capital markets, terms and employment of capital, the volatility of W. P. Carey's share price, changes in the real estate investment trust industry, interest rates or general economy, potential adverse effects or changes to the relationships with W. P. Carey or CPA:18 tenants, employees, service providers or other parties resulting from the announcement or completion of the merger, unpredictability and severity of catastrophic events, including but not limited to the risks related to the effects of pandemics and global outbreaks of contagious diseases (such as the current COVID-19 pandemic) and domestic or geopolitical crises, such as terrorism, military conflict (including the recent invasion of Ukraine by Russia), war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict. Discussions of some of these other important factors and assumptions are contained in W. P. Carey's filings with the SEC and are available at the SEC's website at http://www.sec.gov, including Part I, Item 1A. Risk Factors in W. P. Carey's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and Part II, Item 1A. Risk Factors in W. P. Carey's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

**All data presented herein is as of June 30, 2022 unless otherwise noted.**

**Amounts may not sum to totals due to rounding.**

**Past performance does not guarantee future results.**

# Disclosures

W. P. CAREY

## The following non-GAAP financial measures are used in this presentation

**EBITDA and Adjusted EBITDA**

We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses on sale of real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Adjusted EBITDA reflects adjustments for unconsolidated partnerships and jointly owned investments. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and noncore items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.

**Other Metrics**

**Pro Rata Metrics**

This presentation contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments. Multiplying each of our jointly owned investments' financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investments.

**ABR**

ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of March 31, 2022 or June 30, 2022. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis.

# Disclosures

W. P. CAREY

## The following non-GAAP financial measures are used in this presentation

**Post CPA:18 Merger**

This presentation contains certain metrics on a combined company basis giving effect to the merger with Corporate Property Associates 18 – Global Incorporated ("CPA: 18"), adjusted for CPA: 18's dispositions executed in the second quarter of 2022, one net lease asset that was sold post quarter-end and two assets expected to be sold.